LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JULY 7, 2009

TO THE PROSPECTUS DATED MARCH 19, 2009 OF

LEGG MASON PARTNERS LARGE CAP GROWTH FUND

The following replaces the section of the prospectus titled “Management – Portfolio manager”:

Portfolio managers

Effective July 15, 2009, Alan Blake and Peter Bourbeau each serve as a co-portfolio manager of the fund. Mr. Blake has served as the fund’s portfolio manager since its inception in 1997.

Alan Blake is a Senior Portfolio Manager and a Managing Director of ClearBridge. He was appointed to these positions in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Blake was a Managing Director of Citigroup Global Markets Inc. (“CGM”) and served as a Senior Portfolio Manager of CGM’s Smith Barney Asset Management division. He joined CGM’s predecessor in 1991.

Peter Bourbeau is a Portfolio Manager and a Managing Director of ClearBridge. He joined ClearBridge in December 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Bourbeau was a Director of CGM and served as a Portfolio Manager of Smith Barney Asset Management. He joined CGM’s predecessor in 1992.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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